UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 15, 2003

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of January 15, 2003 Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 43 thereof, entered into various agreements relating to Carpenter School I Elderly Apartments, L.P., a Mississippi limited partnership (the "Operating Partnership") on behalf of Series 43 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of January 15, 2003 (the "Operating Partnership Agreement"), pursuant to which Series 43 acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 38 unit apartment complex for elderly/disabled located in Adams County, Mississippi, which is known as Carpenter School I Elderly Apartments (the "Apartment Complex"). The Apartment Complex consists of 1 buildings containing 27 one-bedroom units and 11 two-bedroom units. Amenities include an elevator, laundry facilities, and central air conditioning, as well as refrigerator and a range with hood in the units. Construction of the Apartment Complex commenced in October 2000 and was completed in December 2001. 100% Occupancy was achieved in September 2002.

The Operating Partnership expects to receive permanent financing in the amount of $115,000 (the "First Permanent Mortgage") from United Mississippi Bank, Natchez MS. The Permanent Mortgage is expected to bear interest at a variable rate, recalculated every 5 years and capped at 9%, The first 5-years has been fixed at 6.75%. At the Anticipated Interest rate: beginning of each remaining 5-year increment, the interest rate will be fixed at the lesser of prime + 2% or 9%, for the remaining loan term payable over a 15 year amortization period and a 15 year term. The Operating Partnership expects to receive permanent financing in the amount of $900,000 (the "Second Permanent Mortgage") from the City of Natchez, Adams County, Natchez, MS. The Permanent Mortgage is expected to bear interest at 1.00% (After Ten Years) per annum payable over a 41 year term. The Operating Partnership expects to receive permanent financing in the amount of $379,500 (the "Third Permanent Mortgage") from Natchez Council on Aging, Natchez, MS. The Permanent Mortgage is expected to bear interest at 0.00% the first 30 years, 1.00% for years 31 and 32 per annum payable over a N/A year amortization period and a N/A year term.

It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is Carpenter Elderly Partners, L.L.C., (the "General Partner").

Series 43 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $1,304,078 to the Operating Partnership in 4 installments as follows:

    $912,854 (the "First Installment") upon the latest of (A) execution and delivery of this Agreement by all Partners, (B) the Completion Date or (C) Permanent Mortgage Commencement;
    $195,612 (the "Second Installment") upon the later of (A) State Designation and (B) Cost Certification ($20,000 of which shall be held back to fund initial capital improvements);
    $169,530 (the "Third Installment") upon the latest of (A) the Initial 100% Occupancy Date, (B) receipt of 100% tax credit compliance audit in form and substance reasonably satisfactory to the Investment Limited Partner or (C) Rental Achievement; and
    $26,082 (the "Fourth Installment") upon the receipt by the Investment Limited Partner of a copy of the properly field Partnership federal income tax return and an audited Partnership financial statement for the year in which Rental Achievement occurs.

The First and Second Installments have been paid by Series 43.

The total Capital Contribution of Series 43 to the Operating Partnership is based on the Operating Partnership receiving $1,630,260 in Tax Credits during the 10-year period commencing in 2003 of which 99.99% ($1,630,100) will be allocated to Series 43 as the Investment Limited Partner of the Operating Partnership.

Series 43 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	0.01%	80%	0.01%
Series 43	99.99%	19.999%	99.99%
Special Limited Partner	0%	0.001%	0%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 43.

Series 43 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 2003 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $3,000. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 2003 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $3,000. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 10.2(a) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $253,733. The Development Fee, of which $150,623 is deferred, shall be due and payable only in accordance with Section 6 of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the end of the Tax Credit Period from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form

S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: October 21, 2002

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

By: Boston Capital Associates IV L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President